United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4577

(Investment Company Act File Number)

Federated Hermes Income Securities Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/23

Date of Reporting Period: 11/30/23

Item 1.	Reports to Stockholders

Annual Shareholder Report
November 30, 2023

Share Class | Ticker	A | CAPAX	C | CAPCX	F | CAPFX
	R | CAPRX	Institutional | CAPSX

Federated Hermes Capital Income Fund
Fund Established 1988

A Portfolio of Federated Hermes Income Securities Trust
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2022 through November 30, 2023. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedHermes.com/us offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Capital Income Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2023, was 4.39% for Class A Shares, 3.52% for Class C Shares, 4.39% for Class F Shares, 4.29% for Class R Shares and 4.52% for Institutional Shares. The 4.52% total return of the Institutional Shares consisted of 0.73% in price appreciation and 3.79% in reinvested dividends. The total return of the Fund’s blended benchmark (Blended Index)1 was 4.38% for the period. The Fund’s Blended Index is comprised of 40% Russell 1000® Value Index (R1000V) which returned 1.36%, 20% Bloomberg US Corporate High Yield 2% Issuer Capped Index (BHY2%ICI) which returned 8.69%, 20% Bloomberg US Mortgage Backed Securities Index (BMB) which returned 0.26% and 20% Bloomberg Emerging Markets Seasoned ex Aggregate/Eurodollar Index (BEMSAE) which returned 10.02%. The total return of the Morningstar Moderately Conservative Allocation Funds Average (Mod CA),2 a peer group for the Fund, was 4.09% for the same period. The Fund’s and Mod CA total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses which were not reflected in the total returns of any index.
The Fund’s investment strategy focused on income-earning investments, specifically income-producing equity securities and credit-sensitive fixed-income securities through: (1) portfolio allocation; (2) sector and security selection for equities; and (3) sector and security selection for fixed-income to achieve the Fund’s primary investment objective of current income and secondary investment objective of capital appreciation. These were the most significant factors affecting the Fund’s performance relative to the Blended Index.
The following discussion will focus on the performance of the Fund’s Institutional Shares relative to the Blended Index.
MARKET OVERVIEW
Equity markets finished 2022 in negative territory as a hawkish Federal Reserve (the “Fed”) doused hopes for an early end to rate hikes by indicating a higher for longer rate environment. The turn of the calendar brought positive momentum that carried through the first half of the year due primarily to a rise in growth stocks, particularly technology stocks and enthusiasm with artificial intelligence. There was an interruption to the positive momentum due to the failure of some regional banks, though this was contained. Stress in the China property markets, weak macroeconomic data out of China, Fitch downgrading the U.S. government credit rating, and the potential for fewer rate cuts next year with rates staying higher for longer, led to negative performance in the third quarter of 2023. Equities ended a three-month losing streak and were
Annual Shareholder Report

positive in November due in large part to signs of falling inflation and the view that the Fed has reached an end to the rate hike cycle. The U.S. economy remained resilient, only beginning to slow down towards the end of the reporting period. Consumers continued to be supported by a very strong job market and high levels of savings. Spending on retail goods and expenditures on services such as travel, lodging and restaurants continued to be robust. The housing sector was once again the one area of the economy that was most severely impacted by tighter monetary policy. The combination of higher housing prices and higher interest rates left housing affordability the worst it had been in several decades. For the reporting period, growth stocks outperformed value stocks; and large growth stocks were the best performing equity style. The S&P 500 Index (S&P 500)3 returned 13.84%, and the R1000V returned 1.36% for the reporting period. Strong performance in Information Technology and Communication Services dominated relatively weaker performance in Utilities across the S&P 500 sectors during the reporting period.
The U.S. fixed-income markets began the period with a deeply inverted yield curve.4 For context, at the beginning of the reporting period the yield on the 2-year treasury bond was 4.31% compared to the yield of the 10-year treasury bond at 3.61%. The combination of a higher beginning yield and shorter duration5 in the increasing rate environment over the course of the 12-month period, led to short duration bonds outperforming long duration bonds. Returns for the Bellwether Treasuries over the reporting period were as follows: the 2-year Treasury returned 2.63% compared to 1.07% for the 5-year, -2.11% for the 10-year and -8.57% for the 30-year.
The Bloomberg US Corporate Bond Index6 had a total return of 3.55% with an excess return of 4.25% over the reporting period, and the BHY2%ICI returned 8.69% with an excess return of 6.30% over similar duration Treasury bonds. After a brief selloff in March, the domestic credit markets outperformed during the remainder of the reporting period. Corporate earnings remained stable and default rates continued to be low. Lower rated credit outperformed higher rated credit as investors took advantage of high yields and the idea that any recession that may be experienced would be mild. Looking at the higher end of the credit rating spectrum during the reporting period, AA-rated corporate bonds had an excess return of 3.49%. In the middle of the range, BBB and BB-rated bonds had excess returns of 4.99% and 5.48%, respectively. Finally, in the lower-credit quality tier, B and CCC-rated bonds had excess returns of 6.31% and 9.49%, respectively.
Emerging-market debt as measured by the BEMSAE returned 10.02% with an excess return of 9.75% compared to similar maturity Treasury bonds during the reporting period. Emerging-market corporate issuers underperformed sovereign issuers. By region, Latin America was relatively stronger as central
Annual Shareholder Report

banks in most countries were more proactive in raising interest rates and began to ease their monetary policy. Asia ex-China also performed well. Chinese debt underperformed as low interest rates and modest fiscal support failed to meaningfully improve Chinese economic performance.
Finally, higher-quality mortgage-backed securities (MBS) were negatively impacted by both rising interest rates and higher than normal volatility as the Fed continued to reduce its bond holdings. Normally a more stable sector than corporate credit, the MBS market underperformed the corporate credit markets despite having significantly less credit risk. For the reporting period, the BMB had a total return of 0.26% and an excess return of -0.50% relative to similar maturity U.S. Treasuries.
PORTFOLIO ALLOCATION
During the reporting period, the Fund’s portfolio was allocated primarily between dividend-paying7 stocks and fixed-income securities in a manner reflecting the Fund’s primary investment objective of current income and its secondary objective of capital appreciation. Factors used in making this allocation were: (1) the Fund’s ability to pay and maintain an attractive level of dividends; and (2) the expected relative total return of fixed-income securities and equities. The allocation at the end of the reporting period was 55.1% fixed-income securities, 43.5% equities and 1.4% cash. Relative to the Blended Index, the 1.4% average equity overweight allocation had a negative effect on Fund performance. During the reporting period, the Fund used various types of derivative instruments8 including options, credit default swaps, interest rate futures and index futures to manage the Fund’s duration and to protect the Fund from volatile market conditions. Credit default swaps detracted -0.09%, equity call options detracted -0.08%, equity put options detracted -0.17%, interest rate futures contributed 0.56% and index futures contributed 0.01% to the Fund’s performance for the reporting period.
SECTOR AND SECURITY SELECTION–EQUITY
The equity component of the portfolio was positioned primarily within a diversified9 portfolio of dividend-paying securities with favorable valuations, strong balance sheets and improving business fundamentals. The portfolio continued to pursue current income and long-term growth of income by investing in stocks of market-leading companies across all equity sectors. During the reporting period, the equity component of the portfolio outperformed the R1000V.
Stock selection and sector allocation contributed to the Fund’s outperformance relative to the R1000V during the reporting period. Stock selection in the Information Technology, Health Care, and Consumer Discretionary sectors were the main drivers of the outperformance and were
Annual Shareholder Report

partially offset by negative stock selection in the Communication Services and Industrials sectors. An overweight allocation in the Information Technology and Communication Services sectors, and an underweight allocation in the Financials sectors also contributed to the Fund’s outperformance.
SECTOR AND SECURITY SELECTION–BOND10
During the reporting period, the total return of the high-yield11 benchmark, the BHY2%ICI, and the emerging-markets12 benchmark, the BEMSAE, outperformed the Fund’s Blended Fixed Income Index while the mortgage13 benchmark, the BMB, underperformed. The income from both the high-yield and emerging-markets sectors contributed to the Fund’s primary objective of current income. During the reporting period, the fixed-income component of the portfolio underperformed the Fund’s Blended Fixed Income Index.
Security selection had a positive contribution to performance but was more than offset by negative performance from sector, duration and yield curve positioning. The Fund’s longer than benchmark duration and yield curve positioning had a negative contribution relative to the Fund’s Blended Fixed Income Index during the reporting period. The portfolio was positioned with an underweight position to high yield and emerging markets and an overweight to MBS and investment grade.14 The overweight to MBS and investment grade, and the underweight to high yield and emerging markets led to negative contribution to sector performance and was the primary driver of negative performance relative to the Fund’s Blended Fixed Income Index.

Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.

Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Morningstar peer group.

Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the S&P 500, the Fund’s broad-based securities market index.
4
The yield curve is a graph showing the comparative yields of securities in a particular class according to maturity. Securities on the long end of the yield curve have longer maturities.
5
Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
6
The Bloomberg US Corporate Bond Index measures the investment-grade, fixed-rate, taxable corporate bond market. It includes USD denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers.
7
There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.
8
The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
9
Diversification does not assure a profit nor protect against loss.
10
Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
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11
High-yield, lower-rated securities generally entail greater market, credit/default and liquidity risks, and may be more volatile than investment-grade securities.
12
International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.
13
The value of some mortgage-backed securities may be particularly sensitive to changes in the prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
14
Investment-grade securities are securities that are rated at least “BBB” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes Capital Income Fund (the “Fund”) from November 30, 2013 to November 30, 2023, compared to the Standard & Poor’s 500 Index (S&P 500),2,3 a broad-based securities market index, a blend of indexes comprised of 40% Russell 1000® Value Index (R1000V)/20% Bloomberg Emerging Markets Seasoned ex Aggregate/Eurodollar Index (BEMSAE)/20% Bloomberg US High Yield 2% Issuer Capped Index (BHY2%ICI)/20% Bloomberg US Mortgage Backed Securities Index (BMB) (the “Blended Index”),2,3 and the Morningstar Moderately Conservative Allocation Funds Average (Mod CA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2023

◾ Total returns shown for the Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
◾ Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00%, as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 11/30/2023
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-1.30%	3.10%	2.73%
Class C Shares	2.52%	3.39%	2.66%
Class F Shares	2.34%	4.03%	3.20%
Class R Shares	4.29%	4.11%	3.15%
Institutional Shares	4.52%	4.52%	3.57%
S&P 500	13.84%	12.52%	11.82%
Blended Index	4.38%	4.38%	5.12%
Mod CA	4.09%	3.92%	3.79%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedHermes.com/us or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450);for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date; for Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and a contingent deferred sales charge of 1.00% would be applied on any redemption less than four years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, Blended Index and Mod CA have been adjusted to reflect reinvestment of dividends and distributions on securities in the indexes and average.
2
The S&P 500 and the Blended Index are not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

3
The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The BEMSAE is the emerging markets debt component of the Bloomberg US Universal Bond Index and is generally at least 80% noninvestment-grade. The BHY2%ICI is an issuer-constrained version of the Bloomberg US Corporate High-Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis. The BMB covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The R1000V measures the performance of the large-cap value segment of the U.S. equity universe.
4
The Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of a $10,000 Investment line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At November 30, 2023, the Fund’s portfolio composition1 was as follows:
Portfolio Composition	Percentage of Total Net Assets
Domestic Equity Securities	41.1%
Domestic Fixed-Income Securities	20.5%
U.S. Government Agency Mortgage-Backed Securities	13.8%
International Fixed-Income Securities	10.9%
Foreign Governments/Agencies	7.4%
Collateralized Mortgage Obligations	1.4%
Asset-Backed Securities	0.4%
Commercial Mortgage Backed Securities	0.3%
Other Security Types[2]	1.9%
Cash Equivalents[3]	1.6%
Derivative Contracts[4]	0.3%
Other Assets and Liabilities—Net[5]	0.4%
TOTAL	100%
At November 30, 2023, the Fund’s sector composition6 for its equity securities (excluding exchange-traded funds) was as follows:
Sector Composition	Percentage of Equity Securities
Information Technology	19.1%
Financials	17.7%
Health Care	13.7%
Communication Services	9.6%
Industrials	8.2%
Consumer Discretionary	7.7%
Consumer Staples	6.8%
Energy	5.8%
Real Estate	4.1%
Utilities	3.9%
Materials	3.4%
Total	100%

1
See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, affiliated investment companies (other than an affiliated money market mutual fund) in which the Fund invested greater than 10% of its net assets are not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.

2	Other Security Types consists of purchased put options and international equity securities.
Annual Shareholder Report

3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4
Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund’s performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract’s significance to the portfolio. More complete information regarding the Fund’s direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.

5	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
6
Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the
Adviser does not have access to the classification made by the GICS.

Annual Shareholder Report

Portfolio of Investments
November 30, 2023
Shares or Principal Amount			Value
		COMMON STOCKS— 39.2%
		Communication Services— 3.1%
41,964	[1]	Alphabet, Inc., Class A	$ 5,561,489
318,696		AT&T, Inc.	5,280,793
25,627		Comcast Corp., Class A	1,073,515
43,176		Deutsche Telekom AG, Class REG	1,033,119
11,780	[1]	Meta Platforms, Inc.	3,853,827
55	[1]	Netflix, Inc.	26,068
29,117	[1]	Walt Disney Co.	2,698,855
137,213	[1]	Warner Bros. Discovery, Inc.	1,433,876
		TOTAL	20,961,542
		Consumer Discretionary— 2.5%
17,532	[1]	Amazon.com, Inc.	2,561,250
16,512	[1]	Aptiv PLC	1,367,854
15,843		Churchill Downs, Inc.	1,834,144
8,826		D. R. Horton, Inc.	1,126,815
82,352		Gap (The), Inc.	1,652,805
107,660		General Motors Co.	3,402,056
2,419		Home Depot, Inc.	758,332
8,222		Lowe’s Cos., Inc.	1,634,780
68,389		The Wendy’s Co.	1,282,294
6,716		TJX Cos., Inc.	591,747
1,713	[1]	Ulta Beauty, Inc.	729,721
		TOTAL	16,941,798
		Consumer Staples— 2.9%
8,454		Constellation Brands, Inc., Class A	2,033,102
4,108		Costco Wholesale Corp.	2,434,976
7,754		Hershey Foods Corp.	1,457,132
26,422		Philip Morris International, Inc.	2,466,758
17,673		Procter & Gamble Co.	2,713,159
9,935		Target Corp.	1,329,402
70,283		The Coca-Cola Co.	4,107,339
20,800		WalMart, Inc.	3,238,352
		TOTAL	19,780,220
		Energy— 2.5%
25,117		Chevron Corp.	3,606,801
32,180		ConocoPhillips	3,719,043
60,599		Exxon Mobil Corp.	6,225,941
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS— continued
		Energy— continued
18,007		Schlumberger Ltd.	$ 937,084
14,501		TotalEnergies SE	987,411
12,051		Valero Energy Corp.	1,510,714
		TOTAL	16,986,994
		Financials— 7.1%
22,752		Allstate Corp.	3,136,818
13,170		American Express Co.	2,249,041
36,278		American International Group, Inc.	2,387,455
17,732		Assurant, Inc.	2,979,331
105,352		Bank of America Corp.	3,212,183
2,632		BlackRock, Inc.	1,977,237
14,606		Chubb Ltd.	3,351,055
11,203		Goldman Sachs Group, Inc.	3,826,273
23,727		Hartford Financial Services Group, Inc.	1,854,502
24,976		Intercontinental Exchange, Inc.	2,843,268
40,834		JPMorgan Chase & Co.	6,373,371
7,916		KKR & Co., Inc., Class COMMON	600,349
11,696		M&T Bank Corp.	1,499,076
10,894		Progressive Corp., OH	1,786,943
6,148		S&P Global, Inc.	2,556,523
14,849		Visa, Inc., Class A	3,811,441
89,926		Wells Fargo & Co.	4,009,800
		TOTAL	48,454,666
		Health Care— 5.9%
17,109		Abbott Laboratories	1,784,298
41,525	[1]	Avantor, Inc.	879,499
10,274		Becton Dickinson & Co.	2,426,513
8,828		Danaher Corp.	1,971,381
143,551	[1]	Elanco Animal Health, Inc.	1,691,031
7,817		Eli Lilly & Co.	4,620,160
11,222		Gilead Sciences, Inc.	859,605
4,036		Humana, Inc.	1,956,895
39,118		Johnson & Johnson	6,049,990
3,831		McKesson Corp.	1,802,715
15,999		Medtronic PLC	1,268,241
30,974		Merck & Co., Inc.	3,174,215
78,327		Pfizer, Inc.	2,386,624
9,327		Sanofi	868,813
4,893		Thermo Fisher Scientific, Inc.	2,425,754
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS— continued
		Health Care— continued
8,024		UnitedHealth Group, Inc.	$ 4,437,031
11,826		Zimmer Biomet Holdings, Inc.	1,375,482
		TOTAL	39,978,247
		Industrials— 3.4%
14,622	[1]	Boeing Co.	3,386,894
2,464		Deere & Co.	897,906
9,128		Dover Corp.	1,288,509
7,513		FedEx Corp.	1,944,590
19,440		Fortune Brands Innovations, Inc.	1,330,279
9,598		Hunt (J.B.) Transportation Services, Inc.	1,778,221
43,737		Knight-Swift Transportation Holdings, Inc.	2,352,176
12,081		L3Harris Technologies, Inc.	2,305,176
5,678		Parker-Hannifin Corp.	2,459,596
35,256		Stanley Black & Decker, Inc.	3,204,770
13,468		Waste Management, Inc.	2,302,893
		TOTAL	23,251,010
		Information Technology— 8.1%
5,364		Accenture PLC	1,786,963
2,428	[1]	Adobe, Inc.	1,483,532
6,446		Analog Devices, Inc.	1,182,067
59,929		Apple, Inc.	11,383,514
6,713		Applied Materials, Inc.	1,005,473
4,073		Broadcom, Inc.	3,770,498
36,907		Cisco Systems, Inc.	1,785,561
31,446		IBM Corp.	4,986,078
52,151		Intel Corp.	2,331,150
13,973		Microchip Technology, Inc.	1,165,907
40,041		Microsoft Corp.	15,171,935
3,819		Motorola, Solutions, Inc.	1,233,040
5,431		NVIDIA Corp.	2,540,079
11,354	[1]	Salesforce, Inc.	2,860,073
30,056		TD SYNNEX Corp.	2,964,724
		TOTAL	55,650,594
		Materials— 1.4%
38,758		Freeport-McMoRan, Inc.	1,446,448
8,210		Linde PLC	3,397,052
16,100		LyondellBasell Industries N.V.	1,531,110
78,318	[1]	MP Materials Corp.	1,242,907
Annual Shareholder Report

Shares or Principal Amount		Value
	COMMON STOCKS— continued
	Materials— continued
9,657	Vulcan Materials Co.	$ 2,062,349
	TOTAL	9,679,866
	Real Estate— 1.7%
14,186	American Tower Corp.	2,961,753
3,337	Equinix, Inc.	2,719,688
29,085	NNN REIT, Inc.	1,181,433
19,371	ProLogis, Inc.	2,226,309
73,794	RLJ Lodging Trust	788,858
8,209	Simon Property Group, Inc.	1,025,222
7,674	Sun Communities, Inc.	992,555
	TOTAL	11,895,818
	Utilities— 0.6%
59,592	Southern Co.	4,229,840
	TOTAL COMMON STOCKS (IDENTIFIED COST $245,971,589)	267,810,595
	U.S. TREASURIES— 10.9%
	U.S. Treasury Bond— 3.8%
$28,200,000	United States Treasury Bond, 4.125%, 8/15/2053	26,371,408
	U.S. Treasury Note— 7.1%
20,800,000	United States Treasury Note, 3.875%, 8/15/2033	20,013,500
8,300,000	United States Treasury Note, 4.375%, 8/31/2028	8,323,425
20,000,000	United States Treasury Note, 5.000%, 10/31/2025	20,092,896
	TOTAL	48,429,821
	TOTAL U.S. TREASURIES (IDENTIFIED COST $73,643,176)	74,801,229
	PREFERRED STOCKS— 3.5%
	Communication Services— 1.0%
53,623	Google, Issued by JPMorgan Chase & Co., ELN, 2.000%, 4/2/2024	7,140,975
	Consumer Discretionary— 0.8%
38,523	Amazon, Issued by JP Morgan & Chase Co., ELN, 3.000%, 4/18/2024	5,551,549
	Financials— 0.5%
60,000	Apollo Global Management, Inc., Conv. Pfd., 6.750%	3,329,400
	Industrials— 0.1%
25,000	Clarivate PLC, Conv. Pfd., 5.250%	821,250
	Utilities— 1.1%
45,336	AES Corp., Conv. Bond, 6.875%	3,089,195
112,000	NextEra Energy, Inc., Conv. Pfd., 6.926%	4,148,480
	TOTAL	7,237,675
	PREFERRED STOCKS (IDENTIFIED COST $27,225,644)	24,080,849
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS— 3.5%
	Basic Industry - Metals & Mining— 0.0%
$ 75,000	Glencore Funding LLC, Sr. Unsecd. Note, 144A, 1.625%, 4/27/2026	$ 68,564
35,000	Glencore Funding LLC, Sr. Unsecd. Note, 144A, 3.375%, 9/23/2051	22,783
	TOTAL	91,347
	Capital Goods - Aerospace & Defense— 0.1%
225,000	Boeing Co., Sr. Unsecd. Note, 3.625%, 2/1/2031	202,531
30,000	Boeing Co., Sr. Unsecd. Note, 3.950%, 8/1/2059	21,378
50,000	Leidos, Inc., Sr. Unsecd. Note, Series WI, 3.625%, 5/15/2025	48,466
130,000	Leidos, Inc., Sr. Unsecd. Note, Series WI, 4.375%, 5/15/2030	120,328
170,000	Northrop Grumman Corp., Sr. Unsecd. Note, 3.250%, 1/15/2028	159,025
100,000	RTX Corp, Sr. Unsecd. Note, 5.150%, 2/27/2033	98,256
	TOTAL	649,984
	Capital Goods - Building Materials— 0.0%
40,000	Allegion PLC, Sr. Unsecd. Note, 3.500%, 10/1/2029	36,070
80,000	Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.550%, 10/1/2027	74,355
	TOTAL	110,425
	Capital Goods - Diversified Manufacturing— 0.0%
25,000	Valmont Industries, Inc., Sr. Unsecd. Note, 5.000%, 10/1/2044	21,104
90,000	Valmont Industries, Inc., Sr. Unsecd. Note, 5.250%, 10/1/2054	75,019
	TOTAL	96,123
	Communications - Cable & Satellite— 0.1%
95,000	Charter Communications Operating, LLC / Charter Communications Operating Capital Corp., 5.050%, 3/30/2029	91,607
400,000	Comcast Corp., Sr. Unsecd. Note, 3.150%, 2/15/2028	373,437
200,000	Comcast Corp., Sr. Unsecd. Note, 3.300%, 2/1/2027	190,452
	TOTAL	655,496
	Communications - Media & Entertainment— 0.1%
50,000	Alphabet, Inc., Sr. Unsecd. Note, 2.050%, 8/15/2050	29,400
40,000	Walt Disney Co., Sr. Unsecd. Note, 3.600%, 1/13/2051	30,255
100,000	Warnermedia Holdings, Inc., Sr. Unsecd. Note, 4.279%, 3/15/2032	88,247
100,000	Warnermedia Holdings, Inc., Sr. Unsecd. Note, 5.050%, 3/15/2042	82,635
60,000	Warnermedia Holdings, Inc., Sr. Unsecd. Note, 6.412%, 3/15/2026	60,059
	TOTAL	290,596
	Communications - Telecom Wireless— 0.1%
150,000	Crown Castle, Inc., Sr. Unsecd. Note, 5.200%, 2/15/2049	131,102
100,000	T-Mobile USA, Inc., Series WI, 2.700%, 3/15/2032	81,975
210,000	T-Mobile USA, Inc., Sr. Unsecd. Note, 5.650%, 1/15/2053	205,273
150,000	Vodafone Group PLC, Sr. Unsecd. Note, 5.625%, 2/10/2053	142,661
	TOTAL	561,011
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS— continued
	Communications - Telecom Wirelines— 0.1%
$ 200,000	AT&T, Inc., Sr. Unsecd. Note, 1.700%, 3/25/2026	$ 184,928
85,000	AT&T, Inc., Sr. Unsecd. Note, 3.850%, 6/1/2060	58,340
190,000	AT&T, Inc., Sr. Unsecd. Note, Series WI, 5.300%, 8/15/2058	161,808
150,000	Rogers Communications, Inc., Sr. Unsecd. Note, 4.500%, 3/15/2042	123,646
110,000	Verizon Communications, Inc., Sr. Unsecd. Note, 3.550%, 3/22/2051	79,180
	TOTAL	607,902
	Consumer Cyclical - Automotive— 0.1%
100,000	American Honda Finance Corp., Sr. Unsecd. Note, Series GMTN, 5.800%, 10/3/2025	100,942
150,000	Daimler Trucks Financial NA, Sr. Unsecd. Note, 144A, 2.375%, 12/14/2028	129,702
200,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 7.122%, 11/7/2033	208,537
100,000	General Motors Co., Sr. Unsecd. Note, 5.200%, 4/1/2045	84,491
150,000	Mercedes-Benz Finance N.A., LLC, Unsecd. Note, 144A, 4.800%, 3/30/2026	148,652
	TOTAL	672,324
	Consumer Cyclical - Retailers— 0.1%
150,000	Alimentation Couche-Tard, Inc., Sr. Unsecd. Note, 144A, 3.800%, 1/25/2050	104,110
200,000	Home Depot, Inc., Sr. Unsecd. Note, 2.500%, 4/15/2027	185,825
150,000	Home Depot, Inc., Sr. Unsecd. Note, 2.950%, 6/15/2029	137,360
	TOTAL	427,295
	Consumer Cyclical - Services— 0.0%
80,000	Visa, Inc., Sr. Unsecd. Note, 2.750%, 9/15/2027	74,806
	Consumer Non-Cyclical - Food/Beverage— 0.1%
250,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 4.900%, 2/1/2046	231,715
150,000	Coca-Cola Femsa S.A.B. de C.V., Sr. Unsecd. Note, 2.750%, 1/22/2030	131,194
45,000	Constellation Brands, Inc., Sr. Unsecd. Note, 3.750%, 5/1/2050	33,294
150,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 4.375%, 6/1/2046	122,542
130,000	Smithfield Foods, Inc., Sr. Unsecd. Note, 144A, 3.000%, 10/15/2030	102,889
150,000	Sysco Corp., Sr. Unsecd. Note, 3.250%, 7/15/2027	140,035
	TOTAL	761,669
	Consumer Non-Cyclical - Health Care— 0.1%
55,000	Agilent Technologies, Inc., Sr. Unsecd. Note, 2.100%, 6/4/2030	45,377
125,000	CVS Health Corp., Sr. Unsecd. Note, 5.050%, 3/25/2048	109,688
75,000	CVS Health Corp., Sr. Unsecd. Note, 5.250%, 2/21/2033	73,759
125,000	HCA, Inc., Sec. Fac. Bond, 3.500%, 7/15/2051	82,000
	TOTAL	310,824
	Consumer Non-Cyclical - Pharmaceuticals— 0.1%
235,000	AbbVie, Inc., Sr. Unsecd. Note, 3.200%, 11/21/2029	213,438
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS— continued
	Consumer Non-Cyclical - Pharmaceuticals— continued
$ 100,000	Amgen, Inc., Sr. Unsecd. Note, 5.250%, 3/2/2033	$ 99,028
190,000	Amgen, Inc., Sr. Unsecd. Note, 5.650%, 3/2/2053	187,536
60,000	AstraZeneca PLC, Sr. Unsecd. Note, 1.375%, 8/6/2030	48,308
200,000	Bristol-Myers Squibb Co., Sr. Unsecd. Note, Series WI, 4.350%, 11/15/2047	167,348
	TOTAL	715,658
	Consumer Non-Cyclical - Products— 0.0%
65,000	Church & Dwight Co., Inc., Sr. Unsecd. Note, 2.300%, 12/15/2031	53,278
	Consumer Non-Cyclical - Tobacco— 0.1%
85,000	Altria Group, Inc., Sr. Unsecd. Note, 3.700%, 2/4/2051	56,744
150,000	Philip Morris International, Inc., Sr. Unsecd. Note, 5.750%, 11/17/2032	153,526
145,000	Reynolds American, Inc., Sr. Unsecd. Note, 7.000%, 8/4/2041	145,535
	TOTAL	355,805
	Energy - Independent— 0.0%
145,000	Hess Corp., Sr. Unsecd. Note, 5.600%, 2/15/2041	145,944
105,000	Ovintiv, Inc., Sr. Unsecd. Note, 7.100%, 7/15/2053	108,977
	TOTAL	254,921
	Energy - Integrated— 0.0%
50,000	Cenovus Energy, Inc., Sr. Unsecd. Note, 4.250%, 4/15/2027	48,012
	Energy - Midstream— 0.1%
105,000	Boardwalk Pipeline Partners LP, Sr. Unsecd. Note, 4.800%, 5/3/2029	100,381
125,000	MPLX LP, Sr. Unsecd. Note, 4.950%, 3/14/2052	104,448
200,000	ONEOK, Inc., Sr. Unsecd. Note, 4.550%, 7/15/2028	192,052
30,000	Targa Resources, Inc., Sr. Unsecd. Note, 4.200%, 2/1/2033	26,463
	TOTAL	423,344
	Energy - Refining— 0.0%
140,000	Valero Energy Corp., Sr. Unsecd. Note, 4.000%, 4/1/2029	131,761
	Financial Institution - Banking— 0.8%
400,000	Bank of America Corp., Sr. Unsecd. Note, 2.592%, 4/29/2031	332,556
200,000	Bank of America Corp., Sr. Unsecd. Note, Series MTN, 2.884%, 10/22/2030	171,880
150,000	Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 3.992%, 6/13/2028	142,821
125,000	Capital One Financial Corp., Sr. Unsecd. Note, 3.900%, 1/29/2024	124,596
800,000	Citigroup, Inc., Sr. Unsecd. Note, 3.200%, 10/21/2026	753,927
250,000	Citizens Bank N.A., Sr. Unsecd. Note, Series BKNT, 3.750%, 2/18/2026	234,987
70,000	FNB Corp. (PA), Sr. Unsecd. Note, 5.150%, 8/25/2025	67,966
100,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.102%, 2/24/2033	82,491
250,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.500%, 4/1/2025	242,845
300,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.691%, 6/5/2028	281,788
250,000	HSBC Holdings PLC, Sr. Unsecd. Note, 3.900%, 5/25/2026	240,313
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS— continued
	Financial Institution - Banking— continued
$ 250,000	JPMorgan Chase & Co., Sr. Unsecd. Note, 2.083%, 4/22/2026	$ 237,533
100,000	JPMorgan Chase & Co., Sr. Unsecd. Note, 2.963%, 1/25/2033	82,664
600,000	JPMorgan Chase & Co., Sr. Unsecd. Note, 3.782%, 2/1/2028	571,409
65,000	JPMorgan Chase & Co., Sr. Unsecd. Note, 5.350%, 6/1/2034	63,501
65,000	M&T Bank Corp., Sr. Unsecd. Note, 7.413%, 10/30/2029	67,798
80,000	Morgan Stanley, Sr. Unsecd. Note, 4.889%, 7/20/2033	74,969
60,000	Morgan Stanley, Sr. Unsecd. Note, 5.424%, 7/21/2034	58,215
100,000	Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 4.431%, 1/23/2030	94,972
350,000	Morgan Stanley, Sr. Unsecd. Note, Series MTN, 6.250%, 8/9/2026	357,237
100,000	Northern Trust Corp., Sub. Note, 6.125%, 11/2/2032	103,100
150,000	Truist Financial Corp., Sr. Unsecd. Note, Series MTN, 1.887%, 6/7/2029	125,758
210,000	Wells Fargo & Co., Sr. Unsecd. Note, 2.188%, 4/30/2026	199,679
275,000	Wells Fargo & Co., Sr. Unsecd. Note, 3.000%, 10/23/2026	257,633
60,000	Wells Fargo & Co., Sr. Unsecd. Note, 5.389%, 4/24/2034	57,747
100,000	Wells Fargo & Co., Sr. Unsecd. Note, Series MTN, 2.879%, 10/30/2030	86,074
100,000	Wells Fargo & Co., Sr. Unsecd. Note, Series MTN, 4.897%, 7/25/2033	93,570
	TOTAL	5,208,029
	Financial Institution - Broker/Asset Mgr/Exchange— 0.0%
50,000	Jefferies Group LLC, Sr. Unsecd. Note, 2.750%, 10/15/2032	38,983
	Financial Institution - Insurance - Life— 0.1%
200,000	Massachusetts Mutual Life Insurance Co., Sub. Note, 144A, 4.900%, 4/1/2077	157,439
340,000	Pacific Life Insurance Co., Sub. Note, 144A, 4.300%, 10/24/2067	253,468
	TOTAL	410,907
	Financial Institution - Insurance - P&C— 0.1%
250,000	Nationwide Mutual Insurance Co., Sub. Note, 144A, 9.375%, 8/15/2039	315,190
	Financial Institution - REIT - Apartment— 0.1%
195,000	Avalonbay Communities, Inc., Sr. Unsecd. Note, Series MTN, 3.350%, 5/15/2027	183,748
250,000	Mid-America Apartment Communities LP, Sr. Unsecd. Note, 3.750%, 6/15/2024	247,363
	TOTAL	431,111
	Financial Institution - REIT - Healthcare— 0.0%
200,000	Physicians Realty Trust, Sr. Unsecd. Note, 4.300%, 3/15/2027	191,862
110,000	Welltower, Inc., Sr. Unsecd. Note, 2.750%, 1/15/2031	91,476
	TOTAL	283,338
	Financial Institution - REIT - Office— 0.0%
130,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 1.875%, 2/1/2033	95,442
150,000	Boston Properties LP, Sr. Unsecd. Note, 4.500%, 12/1/2028	137,927
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS— continued
	Financial Institution - REIT - Office— continued
$ 40,000	Piedmont Operating Partnership, LP, Sr. Unsecd. Note, 2.750%, 4/1/2032	$ 26,532
	TOTAL	259,901
	Financial Institution - REIT - Other— 0.0%
115,000	WP Carey, Inc., Sr. Unsecd. Note, 3.850%, 7/15/2029	104,152
	Financial Institution - REIT - Retail— 0.0%
160,000	Regency Centers LP, Sr. Unsecd. Note, 4.125%, 3/15/2028	150,354
	Multi-Utilities— 0.5%
3,700,000	CenterPoint Energy, Inc., Conv. Bond, 4.250%, 8/15/2026	3,704,843
	Technology— 0.1%
95,000	Broadcom, Inc., Sr. Unsecd. Note, 4.150%, 11/15/2030	88,097
5,000	Broadcom, Inc., Sr. Unsecd. Note, 144A, 3.187%, 11/15/2036	3,823
155,000	CDW LLC / CDW Finance, Sr. Unsecd. Note, 2.670%, 12/1/2026	142,064
135,000	Equifax, Inc., Sr. Unsecd. Note, 2.600%, 12/1/2024	130,709
150,000	Fiserv, Inc., Sr. Unsecd. Note, 3.500%, 7/1/2029	137,176
250,000	Oracle Corp., Sr. Unsecd. Note, 6.900%, 11/9/2052	279,054
125,000	Trimble, Inc., Sr. Unsecd. Note, 6.100%, 3/15/2033	126,849
40,000	VMware, Inc., Sr. Unsecd. Note, 1.400%, 8/15/2026	36,098
35,000	VMware, Inc., Sr. Unsecd. Note, 2.200%, 8/15/2031	27,678
	TOTAL	971,548
	Technology Services— 0.0%
40,000	Verisign, Inc., Sr. Unsecd. Note, 2.700%, 6/15/2031	32,822
	Transportation - Airlines— 0.3%
2,000,000	American Airlines Group, Inc., Conv. Bond, 6.500%, 7/1/2025	2,124,920
	Transportation - Railroads— 0.0%
105,000	Canadian Pacific Railway Co., Sr. Unsecd. Note, 3.500%, 5/1/2050	74,368
65,000	Union Pacific Corp., Sr. Unsecd. Note, 2.400%, 2/5/2030	56,008
	TOTAL	130,376
	Transportation - Services— 0.0%
120,000	GXO Logistics, Inc., Sr. Unsecd. Note, Series WI, 2.650%, 7/15/2031	93,992
135,000	Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, 144A, 4.000%, 7/15/2025	131,019
	TOTAL	225,011
	Utility - Electric— 0.3%
80,000	American Electric Power Co., Inc., Sr. Unsecd. Note, 5.625%, 3/1/2033	80,194
75,000	Black Hills Corp., Sr. Unsecd. Note, 2.500%, 6/15/2030	61,037
150,000	CenterPoint Energy, Inc., Sr. Unsecd. Note, 2.650%, 6/1/2031	123,024
125,000	Constellation Energy Generation LLC, Sr. Unsecd. Note, 5.800%, 3/1/2033	125,836
100,000	Duke Energy Corp., Sr. Unsecd. Note, 5.000%, 12/8/2027	99,022
40,000	Duke Energy Ohio, Inc., Term Loan - 1st Lien, 5.250%, 4/1/2033	39,729
Annual Shareholder Report

Shares or Principal Amount			Value
		CORPORATE BONDS— continued
		Utility - Electric— continued
$ 30,000		Exelon Corp., Sr. Unsecd. Note, 4.100%, 3/15/2052	$ 22,951
80,000		FirstEnergy Transmission LLC, Sr. Unsecd. Note, 144A, 4.550%, 4/1/2049	64,796
280,000		Evergy Metro, Inc., Sr. Unsecd. Note, 4.200%, 3/15/2048	219,770
100,000		NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 5.050%, 2/28/2033	96,741
130,000		NiSource Finance Corp., Sr. Unsecd. Note, 4.375%, 5/15/2047	103,916
150,000		Northeast Utilities, Sr. Unsecd. Note, Series H, 3.150%, 1/15/2025	145,868
45,000		Puget Energy, Inc., Sec. Fac. Bond, 2.379%, 6/15/2028	39,115
175,000		Southern Co., Jr. Sub. Note, Series B, 4.000%, 1/15/2051	164,148
280,000		Virginia Electric & Power Co., Sr. Unsecd. Note, Series A, 3.500%, 3/15/2027	266,115
45,000		WEC Energy Group, Inc., Sr. Unsecd. Note, 2.200%, 12/15/2028	38,935
		TOTAL	1,691,197
		Utility - Natural Gas— 0.0%
250,000		Southern Natural Gas, Sr. Unsecd. Note, 144A, 4.800%, 3/15/2047	197,345
		TOTAL CORPORATE BONDS (IDENTIFIED COST $25,336,289)	23,572,608
		COLLATERALIZED MORTGAGE OBLIGATIONS— 0.6%
		Commercial Mortgage— 0.4%
875,000		Bank 2018-BN12, Class A4, 4.255%, 5/15/2061	823,341
1,225,000	[2]	Bank 2018-BN15, Class A4, 4.407% (12-month USLIBOR +0.000%), 11/15/2061	1,157,446
285,000		Bank 2022-BNK40, Class A4, 3.393%, 3/15/2064	243,123
400,000		CD Commercial Mortgage Trust 2016-CD4, Class A4, 3.514%, 5/10/2050	368,528
		TOTAL	2,592,438
		Non-Agency Mortgage-Backed Securities— 0.2%
1,793,110		GS Mortgage-Backed Securities 2022-PJ3, Class A4, 2.500%, 8/25/2052	1,392,883
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $4,545,181)	3,985,321
		COMMERCIAL MORTGAGE-BACKED SECURITIES— 0.3%
		Federal Home Loan Mortgage Corporation— 0.3%
1,025,000		Federal Home Loan Mortgage Corp. REMIC, Series K054, Class A2, 2.745%, 1/25/2026	977,354
600,000		Federal Home Loan Mortgage Corp. REMIC, Series K109, Class A2, 1.558%, 4/25/2030	491,078
961,458		FHLMC, REMIC, Series K105, Class A1, 1.536%, 9/25/2029	852,603
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $2,606,375)	2,321,035
Annual Shareholder Report

Shares or Principal Amount			Value
		ASSET-BACKED SECURITY— 0.1%
		Other— 0.1%
$ 732,122		Home Partners of America Trust 2022-1, Class B, 4.330%, 4/17/2039 (IDENTIFIED COST $725,353)	$ 687,399
		WARRANT— 0.0%
		Materials— 0.0%
4,803	[1]	Hercules, Inc., Warrants (IDENTIFIED COST $0)	204,062
		INVESTMENT COMPANIES— 41.3%
11,902,105		Emerging Markets Core Fund	95,097,820
4,610,267		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 5.45%[3]	4,611,650
14,587,100		High Yield Bond Core Fund	78,916,212
12,737,922		Mortgage Core Fund	103,431,928
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $355,388,110)	282,057,610
		TOTAL INVESTMENT IN SECURITIES—99.4% (IDENTIFIED COST $735,441,717)[4]	679,520,708
		OTHER ASSETS AND LIABILITIES - NET—0.6%[5]	4,270,302
		TOTAL NET ASSETS—100%	$683,791,010
At November 30, 2023, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
Long Futures:
United States Treasury Notes 2-Year Long Futures	131	$26,784,383	March 2024	$104,096
United States Treasury Notes 5-Year Long Futures	379	$40,496,742	March 2024	$212,335
Short Futures:
United States Treasury Notes 10-Year Short Futures	9	$988,172	March 2024	$(6,843)
United States Treasury Notes 10-Year Ultra Short Futures	7	$794,609	March 2024	$(5,700)
United States Treasury Ultra Bond Short Futures	295	$36,285,000	March 2024	$(356,676)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(52,788)
Annual Shareholder Report

At November 30, 2023, the Fund had the following open swap contracts:
Credit Default Swap
Counterparty	Reference Entity	Buy/ Sell	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread at 11/30/2023	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
OTC Swap:
JP Morgan	CDX Index HY Series 39	Pay	(5.000)%	12/20/2027	3.64%	$7,350,000	$338,622	$18,790	$319,832
TOTAL CREDIT DEFAULT SWAPS							$338,622	$18,790	$319,832
Net Unrealized Appreciation/Depreciation on Futures and Swap Contracts is included in “Other Assets and Liabilities—Net.”
Annual Shareholder Report

[PAGE INTENTIONALLY LEFT BLANK]
Annual Shareholder Report

Transactions with affiliated investment companies, which are funds managed by the Adviser or an affiliate of the Adviser, during the period ended November 30, 2023, were as follows:
Affiliates	Value as of 11/30/2022	Purchases at Cost	Proceeds from Sales
Emerging Markets Core Fund	$81,091,429	$27,000,000	$(14,000,000)
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares	$43,085,160	$217,820,452	$(256,312,428)
High Yield Bond Core Fund	$84,061,474	$—	$(7,000,000)
Mortgage Core Fund	$144,159,638	$6,362,151	$(42,698,293)
TOTAL OF AFFILIATED TRANSACTIONS	$352,397,701	$251,182,603	$(320,010,721)
Annual Shareholder Report

Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/ (Loss)	Value as of 11/30/2023	Shares Held as of 11/30/2023	Dividend Income
$1,200,115	$(193,724)	$95,097,820	11,902,105	$7,134,485
$14,894	$3,572	$4,611,650	4,610,267	$842,256
$3,497,196	$(1,642,458)	$78,916,212	14,587,100	$5,440,929
$(1,903,189)	$(2,488,379)	$103,431,928	12,737,922	$4,786,026
$2,809,016	$(4,320,989)	$282,057,610	43,837,394	$18,203,696

1	Non-income-producing security.
2	Floating/variable note with current rate and current maturity or next reset date shown.
3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $723,347,526.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2023.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2023, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$251,281,893	$—	$—	$251,281,893
International	13,639,359	2,889,343	—	16,528,702
Preferred Stocks
Domestic	10,567,075	12,692,524	—	23,259,599
International	821,250	—	—	821,250
Debt Securities:
U.S. Treasuries	—	74,801,229	—	74,801,229
Corporate Bonds	—	23,572,608	—	23,572,608
Collateralized Mortgage Obligations	—	3,985,321	—	3,985,321
Commercial Mortgage-Backed Securities	—	2,321,035	—	2,321,035
Asset-Backed Security	—	687,399	—	687,399
Warrant	—	204,062	—	204,062
Investment Companies	282,057,610	—	—	282,057,610
TOTAL SECURITIES	$558,367,187	$121,153,521	$—	$679,520,708
Other Financial Instruments:
Assets
Futures Contracts	$316,431	$—	$—	$316,431
Swap Contracts	—	338,622	—	338,622
Liabilities
Futures Contracts	(369,219)	—	—	(369,219)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(52,788)	$338,622	$—	$285,834

The following acronym(s) are used throughout this portfolio:
BKNT	—Bank Notes
ELN	—Equity-Linked Notes
FHLMC	—Federal Home Loan Mortgage Corporation
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
MTN	—Medium Term Note
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$7.81	$8.82	$8.31	$7.94	$7.64
Income From Investment Operations:
Net investment income (loss)[1]	0.28	0.28	0.30	0.28	0.28
Net realized and unrealized gain (loss)	0.05	(1.01)	0.52	0.38	0.31
Total From Investment Operations	0.33	(0.73)	0.82	0.66	0.59
Less Distributions:
Distributions from net investment income	(0.27)	(0.28)	(0.31)	(0.29)	(0.29)
Net Asset Value, End of Period	$7.87	$7.81	$8.82	$8.31	$7.94
Total Return[2]	4.39%	(8.33)%	9.89%	8.57%	7.89%
Ratios to Average Net Assets:
Net expenses[3]	0.88%	0.88%	0.88%	0.88%	0.88%
Net investment income	3.64%	3.42%	3.39%	3.58%	3.66%
Expense waiver/reimbursement[4]	0.21%	0.20%	0.18%	0.19%	0.19%
Supplemental Data:
Net assets, end of period (000 omitted)	$440,159	$454,119	$481,531	$426,630	$435,330
Portfolio turnover[5]	54%	81%	57%	80%	59%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$7.81	$8.83	$8.31	$7.95	$7.64
Income From Investment Operations:
Net investment income (loss)[1]	0.22	0.20	0.23	0.22	0.22
Net realized and unrealized gain (loss)	0.05	(1.01)	0.52	0.36	0.32
Total From Investment Operations	0.27	(0.81)	0.75	0.58	0.54
Less Distributions:
Distributions from net investment income	(0.21)	(0.21)	(0.23)	(0.22)	(0.23)
Net Asset Value, End of Period	$7.87	$7.81	$8.83	$8.31	$7.95
Total Return[2]	3.52%	(9.21)%	9.11%	7.53%	7.15%
Ratios to Average Net Assets:
Net expenses[3]	1.70%	1.71%	1.71%	1.71%	1.69%
Net investment income	2.81%	2.44%	2.58%	2.77%	2.84%
Expense waiver/reimbursement[4]	0.13%	0.12%	0.11%	0.12%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$35,618	$82,112	$189,314	$252,421	$335,247
Portfolio turnover[5]	54%	81%	57%	80%	59%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$7.80	$8.81	$8.30	$7.94	$7.63
Income From Investment Operations:
Net investment income (loss)[1]	0.28	0.28	0.30	0.28	0.28
Net realized and unrealized gain (loss)	0.05	(1.01)	0.52	0.36	0.32
Total From Investment Operations	0.33	(0.73)	0.82	0.64	0.60
Less Distributions:
Distributions from net investment income	(0.27)	(0.28)	(0.31)	(0.28)	(0.29)
Net Asset Value, End of Period	$7.86	$7.80	$8.81	$8.30	$7.94
Total Return[2]	4.39%	(8.35)%	9.89%	8.44%	8.02%
Ratios to Average Net Assets:
Net expenses[3]	0.89%	0.89%	0.89%	0.89%	0.89%
Net investment income	3.63%	3.38%	3.38%	3.57%	3.65%
Expense waiver/reimbursement[4]	0.20%	0.18%	0.17%	0.18%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$81,001	$91,759	$116,303	$121,891	$133,595
Portfolio turnover[5]	54%	81%	57%	80%	59%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$7.82	$8.84	$8.32	$7.95	$7.65
Income From Investment Operations:
Net investment income (loss)[1]	0.28	0.27	0.29	0.27	0.27
Net realized and unrealized gain (loss)	0.04	(1.02)	0.53	0.37	0.31
Total From Investment Operations	0.32	(0.75)	0.82	0.64	0.58
Less Distributions:
Distributions from net investment income	(0.26)	(0.27)	(0.30)	(0.27)	(0.28)
Net Asset Value, End of Period	$7.88	$7.82	$8.84	$8.32	$7.95
Total Return[2]	4.29%	(8.51)%	9.87%	8.37%	7.68%
Ratios to Average Net Assets:
Net expenses[3]	0.98%	0.98%	1.01%	1.03%	1.07%
Net investment income	3.56%	3.36%	3.26%	3.45%	3.48%
Expense waiver/reimbursement[4]	0.38%	0.37%	0.36%	0.37%	0.36%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,173	$1,160	$1,088	$1,066	$1,085
Portfolio turnover[5]	54%	81%	57%	80%	59%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$7.82	$8.83	$8.32	$7.95	$7.65
Income From Investment Operations:
Net investment income (loss)[1]	0.30	0.30	0.32	0.30	0.30
Net realized and unrealized gain (loss)	0.04	(1.01)	0.52	0.37	0.31
Total From Investment Operations	0.34	(0.71)	0.84	0.67	0.61
Less Distributions:
Distributions from net investment income	(0.29)	(0.30)	(0.33)	(0.30)	(0.31)
Net Asset Value, End of Period	$7.87	$7.82	$8.83	$8.32	$7.95
Total Return[2]	4.52%	(8.09)%	10.15%	8.84%	8.15%
Ratios to Average Net Assets:
Net expenses[3]	0.63%	0.63%	0.63%	0.63%	0.63%
Net investment income	3.89%	3.63%	3.62%	3.84%	3.90%
Expense waiver/reimbursement[4]	0.21%	0.21%	0.18%	0.20%	0.18%
Supplemental Data:
Net assets, end of period (000 omitted)	$125,841	$145,677	$184,251	$148,479	$177,672
Portfolio turnover[5]	54%	81%	57%	80%	59%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2023

Assets:
Investment in securities, at value including $282,057,610 of investments in affiliated holdings* (identified cost $735,441,717, including $355,388,110 of identified cost in affiliated holdings)	$679,520,708
Cash	38,802
Due from broker (Note 2)	409,445
Income receivable	2,269,457
Income receivable from affiliated holdings	1,509,450
Swaps, at value (premium paid $18,790)	338,622
Receivable for investments sold	1,899,521
Receivable for shares sold	119,177
Receivable for variation margin on futures contracts	215,525
Total Assets	686,320,707
Liabilities:
Payable for investments purchased	992,064
Payable for shares redeemed	972,412
Payable for periodic payments to swap contracts	73,500
Income distribution payable	149,283
Payable for investment adviser fee (Note 5)	8,629
Payable for administrative fee (Note 5)	1,456
Payable for auditing fees	31,557
Payable for transfer agent fees (Note 2)	92,271
Payable for distribution services fee (Note 5)	22,227
Payable for other service fees (Notes 2 and 5)	100,513
Accrued expenses (Note 5)	85,785
Total Liabilities	2,529,697
Net assets for 86,931,258 shares outstanding	$683,791,010
Net Assets Consist of:
Paid-in capital	$929,526,107
Total distributable earnings (loss)	(245,735,097)
Total Net Assets	$683,791,010
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($440,158,822 ÷ 55,962,518 shares outstanding), no par value, unlimited shares authorized	$7.87
Offering price per share (100/94.50 of $7.87)	$8.33
Redemption proceeds per share	$7.87
Class C Shares:
Net asset value per share ($35,617,693 ÷ 4,525,359 shares outstanding), no par value, unlimited shares authorized	$7.87
Offering price per share	$7.87
Redemption proceeds per share (99.00/100 of $7.87)	$7.79
Class F Shares:
Net asset value per share ($81,000,600 ÷ 10,311,478 shares outstanding), no par value, unlimited shares authorized	$7.86
Offering price per share (100/99.00 of $7.86)	$7.94
Redemption proceeds per share (99.00/100 of $7.86)	$7.78
Class R Shares:
Net asset value per share ($1,172,788 ÷ 148,852 shares outstanding), no par value, unlimited shares authorized	$7.88
Offering price per share	$7.88
Redemption proceeds per share	$7.88
Institutional Shares:
Net asset value per share ($125,841,107 ÷ 15,983,051 shares outstanding), no par value, unlimited shares authorized	$7.87
Offering price per share	$7.87
Redemption proceeds per share	$7.87

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2023

Investment Income:
Dividends (including $18,203,696 received from affiliated holdings* and net of foreign taxes withheld of $246,377)	$28,212,170
Interest	4,663,997
TOTAL INCOME	32,876,167
Expenses:
Investment adviser fee (Note 5)	4,359,158
Administrative fee (Note 5)	570,311
Custodian fees	44,113
Transfer agent fees (Note 2)	736,030
Directors’/Trustees’ fees (Note 5)	4,855
Auditing fees	39,447
Legal fees	14,036
Portfolio accounting fees	179,076
Distribution services fee (Note 5)	428,705
Other service fees (Notes 2 and 5)	1,477,459
Share registration costs	75,794
Printing and postage	76,151
Miscellaneous (Note 5)	34,347
TOTAL EXPENSES	8,039,482
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	(963,658)
Waivers/reimbursements of other operating expenses (Notes 2 and 5)	(508,273)
TOTAL WAIVERS AND REIMBURSEMENTS	(1,471,931)
Net expenses	6,567,551
Net investment income	26,308,616
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Futures Contracts, Written Options and Swap Contracts:
Net realized loss on investments (including net realized loss of $(4,320,989) on sales of investments in affiliated holdings*)	$(17,976,754)
Net realized loss on foreign currency transactions	(21,176)
Net realized gain on futures contracts	3,754,952
Net realized gain on written options	307,080
Net realized loss on swap contracts	(959,376)
Net change in unrealized depreciation of investments (including net change in unrealized depreciation of $2,809,016 on investments in affiliated holdings*)	15,755,343
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency	20,361
Net change in unrealized appreciation of futures contracts	(71,547)
Net change in unrealized depreciation of written options	394,350
Net change in unrealized depreciation of swap contracts	1,210,273
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts, written options and swap contracts	2,413,506
Change in net assets resulting from operations	$28,722,122

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended November 30	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income	$26,308,616	$29,071,486
Net realized gain (loss)	(14,895,274)	12,843,633
Net change in unrealized appreciation/depreciation	17,308,780	(124,763,149)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	28,722,122	(82,848,030)
Distributions to Shareholders:
Class A Shares	(15,778,435)	(15,722,089)
Class B Shares[1]	(58,475)	(576,720)
Class C Shares	(1,397,183)	(3,187,097)
Class F Shares	(3,005,921)	(3,495,343)
Class R Shares	(40,292)	(36,455)
Institutional Shares	(4,992,004)	(5,932,957)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(25,272,310)	(28,950,661)
Share Transactions:
Proceeds from sale of shares	98,586,457	135,621,384
Net asset value of shares issued to shareholders in payment of distributions declared	23,832,559	27,345,189
Cost of shares redeemed	(232,710,675)	(266,741,896)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(110,291,659)	(103,775,323)
Change in net assets	(106,841,847)	(215,574,014)
Net Assets:
Beginning of period	790,632,857	1,006,206,871
End of period	$683,791,010	$790,632,857

1	On February 3, 2023, Class B Shares were converted into Class A Shares.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2023
1. ORGANIZATION
Federated Hermes Income Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Hermes Capital Income Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers five classes of shares: Class A Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is current income and long-term growth of income. Capital appreciation is a secondary objective.
At the close of business on February 3, 2023, Class B Shares were converted into the Fund’s existing Class A Shares pursuant to a Plan of Conversion approved by the Fund’s Board of Trustees (the “Trustees”). The conversion occurred on a tax-free basis. The cash value of a shareholder’s investment was not changed as a result of the share class conversion. No action was required by shareholders to effect the conversion.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by Federated Equity Management Company of Pennsylvania (the “Adviser”).
◾
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
◾
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Adviser.
◾
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of
Annual Shareholder Report

restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Act, the Trustees have designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses
Annual Shareholder Report

mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Trustees periodically review fair valuations made in response to significant events.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
Annual Shareholder Report

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. The detail of the total fund expense waivers and reimbursements of $1,471,931 is disclosed in various locations in this Note 2 and Note 5.
Transfer Agent Fees
For the year ended November 30, 2023, transfer agent fees for the Fund were as shown below. Prior to their conversion to Class A Shares at the close of business on February 3, 2023, the Class B Shares were also subject to these fees and reimbursements.
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$464,696	$(353,121)
Class B Shares	4,894	(1,584)
Class C Shares	50,010	—
Class F Shares	85,344	(53,773)
Class R Shares	1,375	—
Institutional Shares	129,711	(96,847)
TOTAL	$736,030	$(505,325)
Annual Shareholder Report

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Prior to their conversion to Class A Shares at the close of business on February 3, 2023, the Class B Shares were also subject to these fees. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2023, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$1,123,190
Class B Shares	6,681
Class C Shares	134,255
Class F Shares	213,333
TOTAL	$1,477,459
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986 (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2023, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2023, tax years 2020 through 2023 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate,
Annual Shareholder Report

total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement. In connection with these agreements, securities or a specified amount of cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default.
The Fund uses credit default swaps to seek to increase return and to manage security, market and sector/asset class risks. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value”, of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund’s maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
Certain swap contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
Annual Shareholder Report

Swap contracts outstanding, at period end, including net unrealized appreciation/depreciation, are listed after the Fund’s Portfolio of Investments.
The average notional amount of swap contracts held by the Fund throughout the period was $14,371,154. This is based on amounts held as of each month-end throughout the fiscal period.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration, sector/asset class, yield curve and market risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund’s Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $108,671,929 and $56,446,617, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At November 30, 2023, the Fund had no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Annual Shareholder Report

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Option Contracts
The Fund buys or sells put and call options to seek to increase return and to manage security, yield curve, market and sector/asset class risks. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
At November 30, 2023, the Fund had no outstanding purchased or written option contracts.
The average market value of purchased put and call options held by the Fund throughout the period was $89,560 and $3,279, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
The average market value of written put and call options held by the Fund throughout the period was $46,873 and $43,637, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted
Annual Shareholder Report

securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Adviser.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Assets
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Receivable for variation margin on futures contracts	$(52,788)*
Credit contracts	Swaps, at value	338,622
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$285,834

*
Includes cumulative net depreciation of futures contracts as reported in the footnotes to the
Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2023
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Purchased Options Contracts[1]	Written Options Contracts	Total
Interest rate contracts	$—	$3,721,788	$—	$—	$3,721,788
Equity contracts	—	33,164	—	307,080	340,244
Foreign exchange contracts	—	—	(2,525,590)	—	(2,525,590)
Credit contracts	(959,376)	—	—	—	(959,376)
TOTAL	$(959,376)	$3,754,952	$(2,525,590)	$307,080	$577,066

1	The net realized loss on Purchased Options Contracts is found within the Net realized loss on investments on the Statement of Operations.
Annual Shareholder Report

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Purchased Options Contracts[1]	Written Options Contracts	Total
Interest rate contracts	$—	$(71,547)	$—	$—	$(71,547)
Equity contracts	—	—	68,311	394,350	462,661
Credit contracts	1,210,273	—	—	—	1,210,273
TOTAL	$1,210,273	$(71,547)	$68,311	$394,350	$1,601,387

1	The net change in unrealized appreciation of Purchased Options Contracts is found within the Net change in unrealized depreciation of investments on the Statement of Operations.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 11/30/2023		Year Ended 11/30/2022
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	6,442,980	$49,849,884	11,934,022	$98,024,999
Shares issued to shareholders in payment of distributions declared	1,954,033	15,009,487	1,842,753	14,815,994
Conversion of Class B Shares to Class A Shares[1]	1,800,396	14,259,133	—	—
Shares redeemed	(12,384,104)	(95,502,795)	(10,207,100)	(83,627,999)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(2,186,695)	$(16,384,291)	3,569,675	$29,212,994
	Year Ended 11/30/2023		Year Ended 11/30/2022
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,796,308	$14,259,654	34,207	$294,217
Shares issued to shareholders in payment of distributions declared	7,082	54,856	65,906	535,904
Conversion of Class B Shares to Class A Shares[1]	(1,796,245)	(14,259,133)	—	—
Shares redeemed	(2,026,705)	(16,049,567)	(1,894,808)	(15,670,601)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(2,019,560)	$(15,994,190)	(1,794,695)	$(14,840,480)
Annual Shareholder Report

	Year Ended 11/30/2023		Year Ended 11/30/2022
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	398,727	$3,076,320	717,803	$5,914,921
Shares issued to shareholders in payment of distributions declared	176,768	1,358,841	385,737	3,138,428
Shares redeemed	(6,561,146)	(50,762,314)	(12,041,717)	(98,711,514)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(5,985,651)	$(46,327,153)	(10,938,177)	$(89,658,165)
	Year Ended 11/30/2023		Year Ended 11/30/2022
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	148,204	$1,147,948	176,248	$1,447,303
Shares issued to shareholders in payment of distributions declared	370,478	2,842,226	410,853	3,309,569
Shares redeemed	(1,971,332)	(15,163,197)	(2,020,140)	(16,203,041)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(1,452,650)	$(11,173,023)	(1,433,039)	$(11,446,169)
	Year Ended 11/30/2023		Year Ended 11/30/2022
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	31,929	$246,879	35,330	$291,547
Shares issued to shareholders in payment of distributions declared	2,669	20,531	2,379	19,090
Shares redeemed	(33,989)	(264,872)	(12,548)	(107,464)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	609	$2,538	25,161	$203,173
	Year Ended 11/30/2023		Year Ended 11/30/2022
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	3,852,480	$30,005,772	3,631,814	$29,648,397
Shares issued to shareholders in payment of distributions declared	591,064	4,546,618	682,953	5,526,204
Shares redeemed	(7,095,580)	(54,967,930)	(6,542,050)	(52,421,277)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(2,652,036)	$(20,415,540)	(2,227,283)	$(17,246,676)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(14,295,983)	$(110,291,659)	(12,798,358)	$(103,775,323)

1
On February 3, 2023, Class B Shares were converted into Class A Shares. Within the Statement of Changes in Net Assets, the conversion from Class B Shares is within the Cost of shares redeemed and the conversion to Class A Shares is within Proceeds from sale of shares.

Annual Shareholder Report

4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2023 and 2022, was as follows:
	2023	2022
Ordinary income	$25,272,310	$28,950,661
As of November 30, 2023, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$831,904
Net unrealized depreciation	$(44,770,228)
Capital loss carryforwards	$(201,778,509)
Other temporary differences	$(18,264)
TOTAL	$(245,735,097)
At November 30, 2023, the cost of investments for federal tax purposes was $723,347,526. The net unrealized depreciation of investments for federal tax purposes was $44,770,228. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $42,225,629 and net unrealized depreciation from investments for those securities having an excess of cost over value of $86,995,857. The amounts presented are inclusive of derivative contracts. The difference between book-basis and tax-basis net unrealized depreciation is attributable to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities, mark to market of futures contracts, credit default swaps, straddle loss deferrals, equity linked notes, convertible debt and partnership adjustments.
As of November 30, 2023, the Fund had a capital loss carryforward of $201,778,509 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$194,550,463	$7,228,046	$201,778,509
Annual Shareholder Report

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended November 30, 2023, the Adviser voluntarily waived $943,237 of its fee and voluntarily reimbursed $505,325 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2023, the Adviser reimbursed $20,421.
Certain of the Fund’s assets are managed by Federated Investment Management Company (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund’s adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended November 30, 2023, the Sub-Adviser earned a fee of $1,023,722.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2023, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Annual Shareholder Report

Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class C Shares, Class F Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class C Shares	0.75%
Class F Shares	0.05%
Class R Shares	0.50%
Prior to their conversion to Class A Shares at the close of business on February 3, 2023, the Class B Shares were also subject to the Plan at 0.75% of average daily net assets of the Class B Shares.
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2023, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class B Shares	$20,043	$—
Class C Shares	402,766	—
Class R Shares	5,896	(2,948)
TOTAL	$428,705	$(2,948)
For the year ended November 30, 2023, Fund’s Class F Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2023, FSC retained $33,449 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2023, FSC retained $17,700 in sales charges from the sale of Class A Shares. FSC also retained $1,789, $1,926 and $1,938 of CDSC relating to redemptions of Class A Shares, Class C Shares and Class F Shares, respectively.
Other Service Fees
For the year ended November 30, 2023, FSSC received $30,892 of the other service fees disclosed in Note 2.
Annual Shareholder Report

Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding tax reclaim recovery expenses, interest expense, extraordinary expenses and proxy-related expenses, if any) paid by the Fund’s Class A Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.88%, 1.72%, 0.89%, 1.13% and 0.63% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2025; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2023, were as follows:
Purchases	$253,073,213
Sales	$328,580,539
7. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 21, 2023. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of November 30, 2023, the Fund had no outstanding loans. During the year ended November 30, 2023, the Fund did not utilize the LOC.
Annual Shareholder Report

8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2023, there were no outstanding loans. During the year ended November 30, 2023, the program was not utilized.
9. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
10. Recent Accounting Pronouncements
In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-06 “Reference Rate Reform (Topic 848)”. ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended November 30, 2023, 24.94% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. 67.76% of total ordinary income distributions are eligible to be treated as business interest income for purposes of 163(j) and the regulations thereunder. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended November 30, 2023, 23.31% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Federated Hermes Income Securities Trust and the Shareholders of Federated Hermes Capital Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes Capital Income Fund (the Fund), a portfolio of Federated Hermes Income Securities Trust, including the portfolio of investments, as of November 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
Annual Shareholder Report

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2023, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for one or more of Federated Hermes’ investment companies since 2006.
Boston, Massachusetts
January 23, 2024
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2023 to November 30, 2023.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2023	Ending Account Value 11/30/2023	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,049.70	$4.52
Class C Shares	$1,000	$1,044.10	$8.71
Class F Shares	$1,000	$1,049.70	$4.57
Class R Shares	$1,000	$1,049.10	$5.03[2]
Institutional Shares	$1,000	$1,049.60	$3.24
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.66	$4.46
Class C Shares	$1,000	$1,016.55	$8.59
Class F Shares	$1,000	$1,020.61	$4.51
Class R Shares	$1,000	$1,020.16	$4.96[2]
Institutional Shares	$1,000	$1,021.91	$3.19

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.88%
Class C Shares	1.70%
Class F Shares	0.89%
Class R Shares	0.98%
Institutional Shares	0.63%

2
Actual and Hypothetical expenses paid during the period utilizing the Fund’s Class R Shares current Fee Limit of 1.13% (as reflected in the Notes to Financial Statements, Note 5 under
Expense Limitation), multiplied by the average account value over the period, multiplied by
183/365 (to reflect expenses paid as if they had been in effect throughout the most recent one-half-year period) would be $5.80 and $5.72, respectively.

Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2023, the Trust comprised seven portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 101 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about the Trust and the Trustees and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Director and Vice President, Federated Hermes, Inc.; President,
Director/Trustee and CEO, Federated Advisory Services Company,
Federated Equity Management Company of Pennsylvania, Federated
Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company, and
Federated MDTA LLC; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and CEO of Passport
Research, Ltd.; Director and President, Technology, Federated
Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee and Chair of the Board of
Directors or Trustees of the Federated Hermes Fund Family; formerly,
Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Member of the Compensation Committee, Equifax, Inc.; Lead
Director, Member of the Audit and Nominating and Corporate
Governance Committees, Haverty Furniture Companies, Inc.; formerly,
Director, Member of Governance and Compensation Committees,
Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor of Law, Emerita, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(natural gas).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as Director of the Office of Church Relations and later as Associate General Secretary for the Diocese of Pittsburgh, a
member of the Superior Court of Pennsylvania and as a Professor of
Law, Duquesne University School of Law. Judge Lally-Green was
appointed by the Supreme Court of Pennsylvania and previously served on the Supreme Court’s Board of Continuing Judicial
Education and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green was then appointed by the Supreme
Court of Pennsylvania and currently serves on the Judicial Ethics
Advisory Board. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director, CNX Resources
Corporation (natural gas). Judge Lally-Green has held the positions of:
Director, Auberle; Director, Epilepsy Foundation of Western and
Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director,
Saint Thomas More Society; Director and Chair, Catholic High Schools
of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute;
Director, Saint Vincent College; Director and Chair, North Catholic
High School, Inc.; Director and Vice Chair, Our Campaign for the
Church Alive!, Inc.; and Director and Vice Chair, Saint
Francis University.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee and Chair of the Audit
Committee of the Federated Hermes Fund Family; Sole Proprietor,
Navigator Management Company (investment and strategic
consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber); and Director, The
Golisano Children’s Museum of Naples, Florida.

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Senior Vice President for Legal Affairs,
General Counsel and Secretary of Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary of Board of Directors and Director of Risk Management and
Associate General Counsel, Duquesne University. Prior to her work at
Duquesne University, Ms. Reilly served as Assistant General Counsel of Compliance and Enterprise Risk as well as Senior Counsel of
Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC Mercy
Hospital, and as a member of the Board of Directors of Catholic
Charities, Pittsburgh.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Retired; formerly, Senior Vice Chancellor and Chief Legal
Officer, University of Pittsburgh and Executive Vice President and
Chief Legal Officer, CONSOL Energy Inc. (now split into two separate publicly traded companies known as CONSOL Energy Inc. and CNX
Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: November 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: May 2004
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2023
Federated Hermes Capital Income Fund (the “Fund”)
At its meetings in May 2023 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Equity Management Company of Pennsylvania (the “Adviser”) and the investment sub-advisory contract between the Adviser and Federated Investment Management Company (the “Sub-Adviser” and together with the Adviser, the “Advisers”) with respect to the Fund (together, the “Contracts”) for an additional one-year term. The Board’s determination to approve the continuation of the Contracts reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation of the Fund’s management fee (the “CCO Fee Evaluation Report”). The Board considered the CCO Fee Evaluation Report, along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contracts. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contracts that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Advisers and their affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also
Annual Shareholder Report

considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the Contracts, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contracts included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by Federated Hermes; Federated Hermes’ business and operations; the Advisers’ investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to managing the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees charged to other registered funds in evaluating the Contracts. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds managed by the same adviser or other advisers as well as management fees charged to institutional and other advisory clients of the same adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted that the
Annual Shareholder Report

Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its evaluation of the Contracts to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”).
In addition, the Board considered the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contracts. In particular, the Board recognized that many shareholders likely have invested in the Fund based on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that there are a range of investment options available to the Fund’s shareholders and such shareholders in the marketplace, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contracts, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contracts was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contracts. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contracts for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
Annual Shareholder Report

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Advisers and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contracts and the range of services provided to the Fund by Federated Hermes. The Board considered the Advisers’ personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered the trading operations by the Advisers, including the execution of portfolio transactions and the selection of brokers for those transactions. The Board also considered the Advisers’ ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Advisers are executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted that the significant acquisition of Hermes Fund Managers Limited by Federated Hermes has deepened Federated Hermes’ investment management expertise and capabilities and expanded its access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Federated Hermes Funds. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the
Annual Shareholder Report

Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led, and continue to lead, to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the implementation of new rules on derivatives risk management and fair valuation.
The Board also considered the implementation of Federated Hermes’ business continuity plans. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Advisers to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Advisers’ analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports included, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions. The Board considered that, in its evaluation of investment performance at meetings throughout the year, it focused particular attention on information indicating less favorable performance of certain
Annual Shareholder Report

Federated Hermes Funds for specific time periods and discussed with Federated Hermes the reasons for such performance as well as any specific actions Federated Hermes had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Advisers in managing the Fund. The Board considered the CCO’s view that, in evaluating such comparisons, in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
The Board considered that for the one-year, three-year and five-year periods ended December 31, 2022, the Fund’s performance was above the median of the Performance Peer Group.
Based on these considerations, the Board concluded that it had continued confidence in the Advisers’ overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee, sub-advisory fee, and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged to funds by other advisers, the use of comparisons between the Fund and its Expense Peer Group assisted the Board in its evaluation of the Fund’s fees and expenses. The Board focused on comparisons with other registered funds with comparable investment programs more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that other registered funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the
Annual Shareholder Report

Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee was above the median of the Expense Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
The Board also received and considered information about the nature and extent of services offered and fees charged by Federated Hermes to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which any of the Advisers or their affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with management; and (viii) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
Annual Shareholder Report

Profitability
The Board received and considered profitability information furnished by Federated Hermes. Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contracts are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported to the Board that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable. The Board considered the CCO’s view that the estimated profitability to the Adviser from its relationship with the Fund was not unreasonable in relation to the services provided.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board recognized that profitability comparisons among fund management companies are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund management company is affected by numerous factors. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of determining economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as: portfolio management, investment research and trading operations; shareholder services; compliance; business continuity, cybersecurity and information
Annual Shareholder Report

security programs; internal audit and risk management functions; and technology and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered that Federated Hermes has been active in managing expenses of the Federated Hermes Funds in recent years, which has resulted in benefits being realized by shareholders.
The Board also received and considered information on adviser-paid fees (commonly referred to as “revenue sharing” payments) that was provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information is relevant to considering whether Federated Hermes had an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, but should not be considered when evaluating the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on economies of scale, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate service contracts including for serving as the Federated Hermes Funds’ administrator and distributor. In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing the benefits, if any, that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
Annual Shareholder Report

Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contracts by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contracts. The Board based its determination to approve the Contracts on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative.
Annual Shareholder Report

Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Income Securities Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes Capital Income Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2023, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2022 through March 31, 2023 (the “Period”). The Report addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and
Annual Shareholder Report

the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, any alternative funding sources that were available to the Federated Hermes Funds during the Period, such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions delayed beyond the normal T+1 settlement but within seven days of the redemption request, and committed lines of credit;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments, and the results of the Administrator’s evaluation of the services performed by the vendor in support of this process, including the Administrator’s view that the methodologies utilized by the vendor continue to be appropriate;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the operation of the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period, and the operation of the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk, if any, caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedHermes.com/us/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedHermes.com/us.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Capital Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31420C878
CUSIP 31420C852
CUSIP 31420C845
CUSIP 31420C613
CUSIP 31420C621
G01049-01 (1/24)
© 2024 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item: Thomas M. O'Neill and John S. Walsh.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 – $240,685

Fiscal year ended 2022 - $226,685

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 - $0

Fiscal year ended 2022 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 - $0

Fiscal year ended 2022 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 - $0

Fiscal year ended 2022 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $73,033 and $71,430 respectively. Fiscal year ended 2023- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2022- Service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its chairman (the “Chairman”) for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)	With respect to such services rendered to the Fund’s investment adviser ( the “Adviser”)and any entity controlling, controlled by to under common control with the Adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its Adviser and any entity controlling, controlled by, or under common control with the Adviser during the fiscal year in which the services are provided; and

(3)	Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)	Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The Securities and Exchange Commission’s (the “SEC”) rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2023 – 0%

Fiscal year ended 2022 - 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2023 – 0%

Fiscal year ended 2022 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2023 – 0%

Fiscal year ended 2022 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s Adviser, and certain entities controlling, controlled by or under common control with the Adviser:

Fiscal year ended 2023 - $314,747

Fiscal year ended 2022 - $230,469

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics - Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes Income Securities Trust

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 23, 2024

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2024